UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                  Date of Report                              May 14, 2004



                                 SURGICARE, INC.
             (Exact Name of Registrant as Specified in Its Charter)

            DELAWARE                 001-16587              58-1597246
  (State or other jurisdiction      (Commission            (IRS Employer
        of incorporation)          File Number)         Identification No.)



                         12727 Kimberley Lane, Suite 200
                              HOUSTON, TEXAS 77024
                    (Address of principal executive offices)

                                 (713) 973-6675
              (Registrant's telephone number, including area code)



                                       N/A
          (Former name or former address, if changed since last report)






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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

         The following is a list of exhibits filed as part of this Form 8-K.


Exhibit No.                           Description of Document
-----------     ------------------------------------------------------------

      99.1 Press release dated May 14, 2004. SurgiCare, Inc. Announces First Quarter 2004 Financial Results.




ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On May 14, 2004, SurgiCare, Inc. issued a press release announcing its first quarter 2004 financial results. The press release is attached as Exhibit 99.1


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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     SURGICARE, INC.



Date:  May 14, 2004            By:   /s/  Keith LeBlanc
                                     -------------------------------------------
                                     Keith LeBlanc
                                     President and Chief Executive Officer



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


                                  Exhibit Index

Exhibit No.                     Description of Document
-----------       -----------------------------------------------------

      99.1 Press release dated May 14, 2004. SurgiCare, Inc. Announces First Quarter 2004 Financial Results.



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